Exhibit 10(a)(1)



        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT


     The certification set forth below is being submitted to the Securities and Exchange Commission in connection with PCCW Limited's Annual Report on Form 20-F (the "Report") solely for the purpose of complying with Section 1350 of Chapter 63 of Title 18 of the United States Code.

     Li Tzar Kai, Richard, the Chairman and Chief Executive and Alexander Anthony Arena, the Group Chief Financial Officer of PCCW Limited, each certifies that, to the best of his knowledge:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PCCW Limited.


Date:    June 24, 2003
                                   By:     /s/ Li Tzar Kai, Richard
                                           -------------------------------------
                                           Name:   Li Tzar Kai, Richard
                                           Title:  Chairman and Chief Executive

                                   By:     /s/ Alexander Anthony Arena
                                           -------------------------------------
                                           Name:   Alexander Anthony Arena
                                           Title:  Group Chief Financial Officer




     A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act (the "Act"), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 of the Act, has been provided to PCCW and will be retained by PCCW and furnished to the Securities and Exchange Commission or its staff upon request.